LAREDO PETROLEUM

# Corporate Presentation

## December 2015



# Forward-Looking / Cautionary Statements

This presentation (which includes oral statements made in connection with this presentation) contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "project," "intend," "indicator," "foresee," "forecast," "guidance," "should," "would," "could," "goal," "target," "suggest" or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature and are not guarantees of future performance. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and rate of return and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas and the related impact to financial statements as a result of asset impairments and revisions to reserve estimates, availability and cost of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation and regulations, successful results from the Company's identified drilling locations, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2014, its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and September 30, 2015 and other reports filed with the Securities Exchange Commission ("SEC").

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "unproved reserves", "resource potential", "estimated ultimate recovery", "EUR", "development ready", "horizontal productivity confirmed", "horizontal productivity not confirmed" or other descriptions of potential reserves or volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. Unproved reserves refers to the Company's internal estimates of hydrocarbon quantities that may be potentially discovered through exploratory drilling or recovered with additional drilling or recovery techniques. Resource potential is used by the Company to refer to the estimated quantities of hydrocarbons that may be added to proved reserves, largely from a specified resource play. A resource play is a term used by the Company to describe an accumulation of hydrocarbons known to exist over a large areal expanse and/or thick vertical section, which, when compared to a conventional play, typically has a lower geological and/or commercial development risk. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, or EUR, refers to the Company's internal estimates of per-well hydrocarbon quantities that may be potentially recovered from a hypothetical and/or actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability and cost of drilling services and equipment, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

# Laredo Positioned for Any Environment

***Experienced management team has weathered commodity price drops of 50% or more five times and positioned the Company to weather a challenging price environment***

- **Took immediate action to reduce capital expenditures, operating cost and headcount, raise capital and extend first term-debt maturity until 2022**
- **No long-term contracts enables the Company to reduce capital quickly**
- **Lease commitments require less than $150 million per year in capital expenditures to maintain core acreage**
- **More than 60% of anticipated oil production for the next two years hedged at approximately $72.50 per barrel**
- **Liquidity of approximately $915 million**

# Maintaining Production and Managing Capital



Average Daily Production[1,2,3]
Average Daily Production (MBOE/D)
50
45
40
35
30
25
20
15
10
5
0
2011
2012
2013
2014
2015E
Average Daily Production



Capital Investment[2,3]
Capital Investment ($MM)
1,400
1,200
1,000
800
600
400
200
0
2011
2012
2013
2014
2015E
Capital Investment

***Minimal leasehold commitments and no long-term service contracts enable the Company to quickly adjust its capital program***

[1] Quarterly production numbers prior to 2014 have been converted to 3-stream using an 18% uplift. 2014 quarterly results have been converted to 3-stream using actual gas plant economics

[2] 2015E based on guidance provided for full-year 2015 in the Company's News Release dated Nov. 5, 2015

[3] 2011-2013 adjusted for Granite Wash divestiture, closed August 1, 2013

# Financial Flexibility to Enhance Value to Stakeholders

- Operating approximately within cash flow during the second half of 2015[1]
- Liquidity of ~$915 million[2]
- Redetermination of senior secured credit facility reaffirmed elected commitment of $1 billion
- $950 million of notes callable at Laredo's option in 2017

Borrowing Base[3]



$1,200
$1,000
$800
$600
$400
$200
$-
$ MM
5/08
12/08
11/09
11/10
6/11
10/11
11/12
11/13
11/14
11/15



Debt Maturities Summary
$1,500
$1,000
$500
$0
$MM
$1,150
$1,000
$950
5.625%
7.375%
$350
6.25%
2015
2016
2017
2018
2019
2020
2021
2022
2023
Revolver (Drawn)[2]
Elected Commitment
Borrowing Base
Senior Notes

[1] Excluding Medallion investments and including sale of properties
[2] As of 11/30/15
[3] Excludes 49% ownership in Medallion

LAREDO PETROLEUM

# Peer-Leading Oil Hedge Position


Oil Production Hedged[1]
% of Estimated Oil Production Hedged
120%
100%
80%
60%
40%
20%
0%
$80.99 Floor
$70.84 Floor
$77.22 Floor
4Q-2015
2016
2017
LPI
Midland Peer Avg.[2]


Hedging Benefit per Barrel of Oil
Uplift per Barrel of Oil Sold[3]
$50
$40
$30
$20
$10
$0
$47.36
$22.49
$16.55
Laredo's hedging program produced more than $175 million of cash flow in the first nine months of 2015
4Q-2015
2016
2017
LPI
Midland Peer Avg.[2]

LAREDO PETROLEUM

[1] Peer group production estimates from Simmons research for 2016 and Bloomberg for 2017
LPI estimates as determined by 2015 guidance and assumption of flat production in 2016 and 2017

[2] Peer average includes AREX, FANG, PE, PXD and RSPP, based on publicly available filings

[3] Assumes oil price of $40 per barrel in 4Q-2015, $45 per barrel in 2016 and $50 per barrel 2017

# Enhancing Value Regardless of Price Environment

- 10,000' laterals enhance rates of return
- Contiguous acreage base enables production corridors that drive lower capital and operational costs
- Early adoption of multi-well pad drilling has lowered development costs
- Earth Model beginning to demonstrate capital productivity improvements
- Medallion pipeline system experiencing exceptional growth rates

# Contiguous Acreage Drives Efficiencies

- 160,813 gross/138,289 net acres[1]
- ~33% of acreage supports 10,000' laterals
- ~75% of acreage supports laterals of 7,500' or longer
- Facilitates centralized infrastructure in production corridors that increase capital efficiency

*Contiguous acreage enables Laredo to achieve operational efficiencies by drilling longer laterals and leveraging centralized infrastructure*


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Laredo leasehold
Production corridor

[1] As of 9/30/15, adjusted for divestment closing on 9/15/15

# 10,000’ Laterals Increase Capital Efficiency

***EUR’s for 10,000’ laterals are ~30% higher than 7,500’ laterals for a ~15% capital expenditure increase[1]***



$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
Well Cost per Stimulated Foot ($/Ft)
$893
$790
$790
$754
$676
$676
7,500' Lateral
10,000' Lateral
Cline
Middle Wolfcamp
Upper Wolfcamp



$12
$10
$8
$6
$4
$2
$0
Well Cost per EUR ($/BOE)
$9.2
$7.9
$7.0
$7.5
$6.8
$6.1
7,500' Lateral
10,000' Lateral
Cline
Middle Wolfcamp
Upper Wolfcamp

[1] Well costs assume multi-well pads

LAREDO PETROLEUM

# Production Corridors Lower Capital and Operational Costs

***Centralization of infrastructure provides benefits of ~$1.2 MM per well***

- **Production corridors can accommodate approximately 500 Upper and Middle Wolfcamp drilling locations**
- **Completion operations on 11-well project along Reagan North corridor are currently under way, requiring more than 3,000,000 barrels of water**
- **Provide LOE saving by centralizing compression and water handling facilities**



GLASSCOCK
REAGAN
Active corridors
Proposed corridors
Laredo leasehold

LAREDO PETROLEUM

# Infrastructure Integrated with Complete Development Plan



Oil Gathering Station
Oil Takeaway Pipeline
Plains to Midland
Oil Gathering Line
Gas Lift Compression Facility
Oil Takeaway Pipeline
Medallion to Colorado City
Gas Gathering Line
Linked Water Storage Facilities
Rig Fuel Line
Water Recycling Facility
Gas Takeaway Pipeline

***Production corridors leverage Laredo's contiguous acreage base to facilitate efficient resource development***

# Production Corridors Enable Multi-Well Pad Drilling

## *Multi-well pads reduce capital expenditures by ~$400,000 per well*


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
Reagan North corridor
LPI leasehold



**A four-well completion requires[1]:**

- 1,000,000 barrels of water in two weeks
- Takeaway capacity for ~82,500 BOE per month during peak production
- Takeaway capacity for ~93,000 barrels of water per month during peak production

[1] Assumes two 7,500' Upper Wolfcamp and two 7,500' Middle Wolfcamp horizontal wells

# Reducing Lease Operating Expense (LOE)

***Production corridors facilitate lower unit LOE as more wells are drilled along corridors***



$35
$30
$25
$20
$15
$10
$5
$0
LOE ($MM)
Actuals
Guidance
1Q15
2Q15
3Q15
4Q15E
LOE ($MM)

LAREDO PETROLEUM

# Enhancing Well Returns[1]



60%
50%
40%
30%
20%
10%
0%
Well Returns (% Rate of Return)
7%
9%
15%
19%
26%
33%
40%
52%
$30
$40
$50
$60
Crude Oil ($/Bbl)
Middle Wolfcamp
Upper Wolfcamp

***Capital efficiency gains from drilling longer laterals and cost savings from multi-well pad drilling generate well economics in this commodity price environment that rival the returns from a higher oil price environment***

[1] Returns reflect 10,000' laterals, two-well pads and $2.75/Mcf natural gas; prior to potential Earth Model uplift

# Capitalizing on Value Drivers

***11-well project utilizing multi-well pads on production corridors, long laterals and the Earth Model to enhance returns***


Multi-well pads
Reagan North corridor
Blk-O
Blk-2
Reagan North corridor
LPI leasehold
UWC Hz
MWC Hz

- **Completion operations currently underway with flowback expected to commence by the end of December**
- **Peak production for project expected in late January 2016**

# Optimizing Development with the Earth Model


Standard
Wellbore

***Objective of the Earth Model is to facilitate the landing and steering of the wellbore and optimize the completion to maximize oil production***

1. Select Landing Point
2. Geosteering (stay in zone)
3. Frac Design & Spacing


1
2
3
Lateral Length
Frac Barrier

# 3D Attribution Analysis Proving Successful



Fluid / Stress
Brittleness
Fracturing
Lithology
Storage
0
30M
60M
90-Day Cumulative Oil (BO)

***Earth Model has potential to optimize development & increase value***

# Earth Model Enhancing Oil Production



90-day Cumulative Oil Production vs. Oil Type Curve
>20% increase in oil volumes
46,714 BO
38,405 BO
Barrels of Oil
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
0
10
20
30
40
50
60
70
80
90
100
DAYS
90-day cumulative oil
Oil type curve¹

**Results include two UWC, two MWC and two Cline horizontal wells**

[1] Type curve is the average oil curve of two Upper Wolfcamp, two Middle Wolfcamp and two Cline horizontal wells, adjusted for lateral length

LAREDO PETROLEUM

# Earth Model Economic "Uplift" Implications

**10,000' Upper Wolfcamp Multi-Well Pad Type Curve**



60%
50%
40%
30%
20%
10%
ROR %
Earth Model Potential
Type Curve
ROR uplift
90%
100%
110%
120%
EUR Uplift

- Anticipate that the Earth Model will be utilized to select the landing point and geosteer for 90% of 2015 horizontal wells
- Landing, geosteering & staying in-zone fundamentally linked to highest 90-day cumulative oil production
- 10% increase in EUR increases ROR from ~34% to ~43%[1]

[1] $50 oil, $3.00 natural gas

# Medallion Crude Oil System Overview

***Medallion pipeline system now ~460 miles with >290,000 net acres dedicated to system and >1.8 million acres either under AMI or supporting firm commitments on the pipeline***

- **Laredo Midstream Services (LMS) is a 49% owner of the Midland Basin pipeline system operated by Medallion**
- **Total delivery point capacity is expected to exceed 500,000 barrels of oil per day with the completion of the extensions**
- **Total capital invested of approximately $155 million funds all expansions to date[1]**



DAWSON
BORDEN
SCURRY
FISHER
Centurion
Basin
MARTIN
HOWARD
MITCHELL
NOLAN
PE II
Bridgetex
GLASSCOCK
MIDLAND
STERLING
COKE
UPTON
REAGAN
IRION
CROCKETT
Longhorn Pipeline
Medallion Facilities
Howard Co Ext
Martin Co Ext
Midkiff Lateral
Reagan Extension
Santa Rita Lateral
Wolfcamp Connector
LMS Crude Station
LMS Crude Oil
LPI Leasehold

[1] As of 11/30/15

# Medallion 2015 Forecast



Delivered Volumes
Volumes (BOPD)
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
1Q15
2Q15
3Q15
4Q15E
Laredo
3rd Parties

***Third-party volume growth driven by continued expansions of the pipeline system and the optionality provided by the various delivery points***

- **LMS is expected to realize net cash flow of approximately $0.60 per barrel delivered by the system**
- **Volumes delivered by Medallion are expected to exceed 150,000 barrels of oil per day by the end of 2016**

# Laredo Petroleum Investment Opportunity

- Strong liquidity and hedge positions
- Contiguous acreage base in an outstanding basin
- Production corridor investments driving lower costs
- Medallion pipeline system is premier pipeline in Midland basin
- Earth Model initial results demonstrate enhanced oil production
- Experienced management team

# Appendix



# Land Position Chronology

EXPLORATION → DELINEATION → DEVELOPMENT

| 2008 | 2010 | 2012 | 2015 |
|---|---|---|---|



Howard
Glasscock
Sterling
Reagan
Irion
LPI Leasehold
Buy Outline

| ~15,000 Net Acres | ~50,000 Net Acres | ~140,000 Net Acres | ~138,000 Net Acres[1] |
|---|---|---|---|

***Primary objective has always been to build contiguous acreage positions in the best part of the basin***

[1] As of 9/30/15, adjusted for divestment closing on 9/15/15

# Regional Cross-Section


1
2
3
4
5
6
7
8
9
10
North
South
Upper Spraberry
Lower Spraberry
UWC
MWC
LWC
Canyon
Cline
Strawn
ABW
500'


1
2
3
4
5
6
7
8
9
10
10 MILES

Flattened on the Middle Wolfcamp

- GAMMA RAY

- Stock Tank Original Oil in Place (STOOIP)*

| STOOIP TOTALS | 1 | 2 | 3 | 4 | 5 | 6 | 7 | 8 | 9 | 10 |
|---|---|---|---|---|---|---|---|---|---|---|
| | 292 MMBO | 254 MMBO | 305 MMBO | 302 MMBO | 320 MMBO | 322 MMBO | 272 MMBO | 352 MMBO | 354 MMBO | 279 MMBO |

***Contiguous thick stratigraphic section from Spraberry through ABW interval indicated by geologic cross-section***

ABW – Atoka, Barnett & Woodford

*STOOIP CURVES CALCULATED WITH 50' HEIGHT

$$MMSTOOIP = \frac{7758 * Phie * (1-Sw) * h * 640ac}{Bo} \Big/ 1,000,000$$

LAREDO PETROLEUM

# 2014 Reserve Summary


Permian Year-End Reserves[1]
MMBOE
350
300
250
200
150
100
50
0
~35% CAGR
YE-11
YE-12
YE-13
YE-14
Developed
Undeveloped


MMBOE
350
300
250
200
150
100
50
0
247
32
82
297
Total Proved Reserves YE-2014 (2-stream)
Natural Gas Reserves Reduced in Processing (Shrink)
NGL Reserves Uplift from Processing (Yield)
Total Proved Reserves YE-2014 (3-stream)


Oil
NGL
Natural Gas
25%
47%
28%

[1] Based on YE-2014 2-stream proved reserves, prepared by Ryder Scott. Internally converted to 3-stream based on actual gas plant economics of 30% shrink and a yield of 127 Bbl of NGL per MMcf. Annual reserve volumes prior to 2014 have been converted to 3-stream using an 18% uplift

# Reagan North Corridor Benefits

## Per well estimated benefits of corridor investment (capital savings, LOE savings and price uplift)

| | |
|---|---|
| Natural gas for rig fuel, displaces higher cost diesel | $37,500 |
| Approximately 40% total investment pays out before well is even producing | |
| Flowback and produced water savings over life of well | $253,000 |
| 85% of savings in initial flowback of load water used in completion | |
| Per well payout occurs at <25% load recovery | |
| Natural gas for gas lift for first 3 years of well life | $81,000 |
| Crude oil gathering price uplift to LPI over life of well | $356,250 |
| Crude oil gathering revenue to LMS over life of well | $281,250 |
| Reduced gas gathering expense over life of well | $225,000 |
| Total estimated benefit of Reagan North Production Corridor *for each well* | $1,234,000 |

***$553 million in total estimated benefits from investment of $53 million***

LAREDO PETROLEUM

# Upper & Middle Wolfcamp 7,500' Type Curve

## Upper Wolfcamp



1,000
100
10
BOE/D
Normalized Production¹
Type Curve
1
12
24
36
48
60
Months

- EUR: 850 MBOE (45% oil)
- 180-day cumulative: 91 MBOE (60% oil)
- 70 UWC wells operated by LPI included in 7,500' type curve normalized production

## Middle Wolfcamp



1,000
100
10
BOE/D
Normalized Production¹
Type Curve
1
12
24
Months
36
48
60

- EUR: 750 MBOE (50% oil)
- 180-day cumulative: 80 MBOE (61% oil)
- 32 MWC wells operated by LPI included in 7,500' type curve normalized production

[1] *Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 9/30/15.*

LAREDO PETROLEUM

# Lower Wolfcamp & Cline 7,500' Type Curve

## Lower Wolfcamp



1,000
100
10
BOE/D
Normalized Production¹
Type Curve
1
12
24
36
48
60
Months

- EUR: 700 MBOE (45% oil)
- 180-day cumulative: 80 MBOE (55% oil)
- 26 LWC wells operated by LPI included in 7,500' type curve normalized production

## Cline



1,000
100
10
BOE/D
Normalized Production¹
Type Curve
1
12
24
Months
36
48
60

- EUR: 725 MBOE (50% oil)
- 180-day cumulative: 96 MBOE (55% oil)
- 16 Cline wells operated by LPI included in 7,500' type curve normalized production

[1] *Data includes horizontal wells with lateral lengths >6,000' and 24 stages. As of 9/30/15.*

LAREDO PETROLEUM

# 10,000' Lateral Type Curves



Upper Wolfcamp
10,000
1,000
100
10
1
BOE/D
Normalized Production1
Type Curve
0
500
1,000
1,500
Days



Middle Wolfcamp
10,000
1,000
100
10
1
BOE/D
Normalized Production1
Type Curve
0
500
1,000
1,500
Days



Cline
10,000
1,000
100
10
1
BOE/D
Normalized Production1
Type Curve
0
500
1,000
1,500
Days

| | Upper Wolfcamp | Middle Wolfcamp | Cline |
|---|---|---|---|
| Lateral Length | ~10,000' | ~10,000' | ~10,000' |
| EUR (MBOE) | 1,110 | 1,000 | 1,000 |
| Wells Drilled | 9 | 5 | 5 |
| Frac Stages | 33 | 32 | 33 |

# Oil Hedges

| Open Positions As of September 30, 2015[1] | 4Q-2015 | 2016 | 2017 | Total |
|---|---|---|---|---|
| **OIL[2]** | | | | |
| **Puts:** | | | | |
| Hedged volume (Bbls) | 114,000 | 1,296,000 | - | 1,410,000 |
| Weighted average price ($/Bbl) | $75.00 | $45.00 | $ - | $47.43 |
| **Swaps:** | | | | |
| Hedged volume (Bbls) | 168,000 | 1,573,800 | - | 1,741,800 |
| Weighted average price ($/Bbl) | $96.56 | $84.82 | $ - | $85.95 |
| **Collars:** | | | | |
| Hedged volume (Bbls) | 1,641,880 | 3,654,000 | 2,628,000 | 7,923,880 |
| Weighted average floor price ($/Bbl) | $79.81 | $73.99 | $77.22 | $76.27 |
| Weighted average ceiling price ($/Bbl) | $95.41 | $89.63 | $97.22 | $93.35 |
| **Total volume with a floor (Bbls)** | **1,923,880** | **6,523,800** | **2,628,000** | **11,075,680** |
| **Weighted average floor price ($/Bbl)** | **$80.99** | **$70.84** | **$77.22** | **$74.12** |
| **NYMEX WTI to Midland Basis Swaps:** | | | | |
| Hedged volume (Bbls) | 920,000 | - | - | 920,000 |
| Weighted average price ($/Bbl) | $ 1.95 | $ - | $ - | $1.95 |

[1] Updated to reflect hedges placed through 11/5/15
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil

LAREDO PETROLEUM

# Natural Gas Hedges

| Open Positions As of September 30, 2015[1] | 4Q-2015 | 2016 | 2017 | Total |
|---|---|---|---|---|
| **NATURAL GAS[2]** | | | | |
| **Collars:** | | | | |
| Hedged volume (MMBtu) | 7,192,000 | 18,666,000 | 5,475,000 | 31,333,000 |
| Weighted average floor price ($/MMBtu) | $3.00 | $ 3.00 | $3.00 | $3.00 |
| Weighted average ceiling price ($/MMBtu) | $5.96 | $ 5.60 | $4.00 | $5.40 |
| **Total volume with a floor (MMBtu)** | **7,192,000** | **18,666,000** | **5,475,000** | **31,333,000** |
| **Weighted average floor price ($/MMBtu)** | **$3.00** | **$3.00** | **$3.00** | **$3.00** |

[1] Updated to reflect hedges placed through 11/5/15
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.

LAREDO PETROLEUM

# 2015 Guidance

| | 4Q-2015 | FY-2015 |
|---|---|---|
| Production (MMBOE) | 3.6 – 3.8 | 16.2 – 16.4 |
| Crude oil % of production | ~45% | ~46% |
| Natural gas liquids % of production | ~27% | ~26% |
| Natural gas % of production | ~28% | ~28% |
| | | |
| Price Realizations (pre-hedge): | | |
| Crude oil (% of WTI) | ~88% | ~87% |
| Natural gas liquids (% of WTI) | ~23% | ~22% |
| Natural Gas (% of Henry Hub) | ~75% | ~71% |
| | | |
| Operating Costs & Expenses: | | |
| Lease operating expenses ($/BOE) | $6.25 - $7.25 | $6.50 - $7.50 |
| Midstream expenses ($/BOE) | $0.20 - $0.40 | $0.30 - $0.40 |
| Production and ad valorem taxes (% of oil and gas revenue) | 7.75% | 7.75% |
| General and administrative expenses ($/BOE) | $5.50 - $6.50 | $5.25 - $6.25 |
| Depletion, depreciation and amortization ($/BOE | $13.00 - $14.00 | $15.50 - $16.50 |

# Two-Stream to Three-Stream Conversions

| | | 1Q-14 | 2Q-14 | 3Q-14 | 4Q-14 | FY-14 |
|---|---|---|---|---|---|---|
| Production | **Production (2-Stream)** | | | | | |
| | **BOE/D** | **27,041** | **28,653** | **32,970** | **39,722** | **32,134** |
| | **% oil** | **58%** | **58%** | **59%** | **60%** | **59%** |
| | **Production (3-Stream)** | | | | | |
| | **BOE/D** | **32,358** | **33,829** | **38,798** | **46,379** | **37,882** |
| | **% oil** | **49%** | **49%** | **50%** | **51%** | **50%** |
| Realized Pricing | **2-Stream Prices** | | | | | |
| | Gas ($/Mcf) | $7.04 | $6.08 | $5.80 | $4.46 | $5.72 |
| | Oil ($/Bbl) | $91.78 | $94.47 | $87.65 | $65.05 | $82.83 |
| | **3-Stream Prices** | | | | | |
| | Gas ($/Mcf) | $4.00 | $3.73 | $3.25 | $3.00 | $3.45 |
| | NGL ($/Bbl) | $32.88 | $28.79 | $29.21 | $19.65 | $27.00 |
| | Oil ($/Bbl) | $91.78 | $94.47 | $87.65 | $65.05 | $82.83 |
| Unit Cost Metrics | **2-Stream Unit Cost Metrics** | | | | | |
| | Lease Operating ($/BOE) | $8.95 | $7.74 | $8.30 | $8.04 | $8.23 |
| | Midstream ($/BOE) | $0.35 | $0.59 | $0.40 | $0.50 | $0.46 |
| | G&A ($/BOE) | $11.36 | $11.34 | $8.93 | $5.95 | $9.04 |
| | DD&A ($/BOE) | $20.38 | $20.35 | $21.08 | $21.85 | $21.01 |
| | **3-Stream Unit Cost Metrics** | | | | | |
| | Lease Operating ($/BOE) | $7.48 | $6.55 | $7.05 | $6.88 | $6.98 |
| | Midstream ($/BOE) | $0.29 | $0.50 | $0.34 | $0.43 | $0.39 |
| | G&A ($/BOE) | $9.50 | $9.60 | $7.59 | $5.10 | $7.67 |
| | DD&A ($/BOE) | $17.03 | $17.23 | $17.91 | $18.72 | $17.83 |